Item 1. Report to Shareholders

DECEMBER 31, 2004

SCIENCE & TECHNOLOGY FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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REPORTS ON THE WEB

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account at troweprice.com for more information.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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Fellow Shareholders

The broad stock market ended 2004 near its highest level of the year. Most of the year's gains were due to a rally that commenced on October 25, triggered by falling oil prices, continuing economic growth, and the belief that the U.S. presidential election would be resolved without controversy. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the S&P 500 Stock Index and Nasdaq Composite, were stronger. Technology stocks were weak for most of the year but finished higher after bottoming in August, driven largely by a solid quarter from software companies and an improving inventory picture in semiconductors.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months     12 Months
--------------------------------------------------------------------------------

Science & Technology Fund                            1.60%         1.60%

Science & Technology Fund--Advisor Class             1.54          1.60

S&P 500 Stock Index                                  7.19         10.88

Lipper Science & Technology Funds Index              3.57          4.11

Your fund ended the year marginally higher, with identical returns of 1.60% for both the 6- and 12-month periods shown in the table since first-half performance was precisely flat. (Advisor Class returns were lower over the year, reflecting higher fees.) Returns lagged both the unmanaged Standard & Poor's 500 Stock Index and the Lipper Science & Technology Funds Index. Relative performance versus Lipper for the year was due to both sector allocation and stock selection. Positive contributions from software stocks were offset by the negative impact of telecom equipment and semiconductor stocks.

MARKET ENVIRONMENT

Following stellar returns in 2003, investors shifted their focus from the strength of the economic recovery to its sustainability. Rising interest rates, the weakening dollar, and escalating oil prices became fodder for the business press. Investment returns were strongest in the fourth quarter due more to end-of-year seasonality than to acceleration in underlying growth.

While all technology sectors enjoyed good returns in 2003, there was a marked divergence between the best and worst performers of 2004. Investors chased areas offering growth and shunned those in the midst of temporary slowdowns. Both the hardware and Internet segments rose more than 20% while semiconductors declined almost 15%. Software returns fell between the extremes. Spending to meet the requirements of the Sarbanes-Oxley Act, designed to improve corporate governance and restore investor confidence, drained budget dollars from information technology (IT). This diversion of funds was most evident in second-quarter results for software, where short-term spending is highly discretionary. Semiconductor companies were mired in excess inventory in the latter half of 2003 and the beginning of 2004, which led to disappointing results in the third quarter and materially lower earnings guidance for 2005.

With the post-bubble recovery solidly under way, technology companies reexamined their pertinent markets and potential growth within them--a process that drove some major decisions and subsequent changes in industry structure. In the software segment, PeopleSoft finally agreed to be acquired by Oracle in the largest software merger ever. In late 2004, Symantec and VERITAS Software announced their agreement to combine two previously unrelated markets, security and storage software. Within hardware, IBM decided to sell its personal computing business unit to Lenovo Group, China's largest PC manufacturer. Although consolidation should improve pricing within technology, it is also a sign of a maturing industry.

PORTFOLIO REVIEW

We significantly increased our exposure to semiconductors and marginally increased it to telecom equipment stocks during the past six months. During the period, we reduced our allocation to software and media. However, since our analysis indicated a better risk/reward profile for software relative to the overall technology sector, software was still the largest industry represented in the portfolio. Our largest purchases were Intel, Red Hat, and Maxim Integrated Products, while our largest sales included VERITAS Software, Intuit, and McAfee. (Please refer to our portfolio of investments for a complete listing of the portfolio's holdings and the amount each represents of the portfolio.)

Among portfolio holdings, Dell, VeriSign, QLogic, and Oracle were the fund's best contributors over the past six months, while laggards included Cisco Systems, Red Hat, and Analog Devices. Cisco Systems continued to execute well throughout 2004 but sales growth appears to be slowing as we enter 2005. Red Hat failed to meet its growth targets in its most recent quarters, and investors are worried about the pricing environment in the LINUX market. After generating growth in excess of 35% in its July quarter, Analog Devices saw a sudden order slowdown in the following quarter as customers chose to reduce component inventories. Although the results for each of these companies were disappointing, we remain confident about their long-term prospects.

[Graphic Omitted]

INDUSTRY DIVERSIFICATION
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Software                   27%

Semiconductors             24%

Hardware                   13%

Telecom Equipment          11%

Media                       9%

IT Services                 8%

Healthcare                  3%

Other & Reserves            5%

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of software, semiconductors, hardware, and telecom equipment companies accounted for 75% of the portfolio, and media, IT services, and health care constituted an additional 20%.

The fund's 25 largest holdings, which included Microsoft, Cisco Systems, and Dell, represented 58.8% of net assets. At the end of December, the average market capitalization for the fund was $17.6 billion, compared with $19.9 billion six months ago.

OUTLOOK

In the near term, we are cautious since the first quarter is often challenging given seasonal IT spending patterns, with many tech companies experiencing a sequential sales decline. With the strong returns realized since the low for the year in August, it may prove difficult for tech stocks to continue their ascent with little incremental positive information feeding the momentum.

Technology stocks have recovered from their nadir in October 2002, but most of the rally has occurred without a resurgence in corporate IT spending. Despite record cash levels and historically high cash flow from operations, companies have remained cautious about spending on IT. The urgency to stay on the forefront of technology in the late 1990s has dissipated and is no longer propelling chief information officers to seek larger budgets. We expect this environment of steady-but-modest

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improvement to persist because of the lower obsolescence risks associated with retaining older technologies. Over the last 15 years, the number of Internet users and wireless subscribers has grown to 850 million and 1.5 billion, respectively, their sheer size making the historic growth rates impossible to repeat.

Emerging technologies--wireless broadband, Voice over Internet Protocol (VoIP), digital television, and radio frequency identification (RFID)--are evolutionary rather than revolutionary. In other words, the next-generation wireless phone with built-in camera capable of receiving e-mail is simply a replacement for an older-generation phone rather than an initial adoption. If personal computers and wireless are more mature markets, where are the opportunities going forward? First, certain semiconductor companies still offer good long-term growth potential, but their customers need to reduce inventories before order growth resumes. Second, worldwide broadband penetration currently stands at less than 15% but is inexorably moving higher. Finally, the looming battle between cable companies and traditional telephone carriers is likely to lead to incremental spending on communications equipment.

We are shifting the portfolio from stocks that have already benefited from general economic improvement and redeploying assets to those less likely to benefit from an increase in corporate spending. Stock valuations appear reasonable, and our focus remains on companies with growing market share and strong management teams that are positioned to benefit from an improving economic and IT spending environment. Technology is still the principal means of improving corporate productivity, and we remain upbeat about prospects for this segment of the equities markets over the long term.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Microsoft                                                                   6.2%

Cisco Systems                                                               5.4

Intel                                                                       4.0

Dell                                                                        3.9

Oracle                                                                      2.9

--------------------------------------------------------------------------------

Mercury Interactive                                                         2.8

SAP                                                                         2.6

Analog Devices                                                              2.5

IBM                                                                         2.4

Maxim Integrated Products                                                   2.3

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Red Hat                                                                     2.1

Yahoo!                                                                      1.9

Xilinx                                                                      1.8

Corning                                                                     1.7

Cadence Design Systems                                                      1.7

--------------------------------------------------------------------------------

EMC                                                                         1.6

Accenture                                                                   1.6

QLogic                                                                      1.5

Applied Materials                                                           1.5

Novellus Systems                                                            1.5

--------------------------------------------------------------------------------

Viacom                                                                      1.5

Samsung Electronics                                                         1.4

Microchip Technology                                                        1.4

QUALCOMM                                                                    1.3

VERITAS Software                                                            1.3

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Total                                                                      58.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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PORTFOLIO HIGHLIGHTS
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MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Intel                                   Microsoft

Red Hat                                 VERITAS Software

Microsoft                               Intuit

Maxim Integrated Products               McAfee

Corning                                 Fiserv

Analog Devices                          VeriSign

Mercury Interactive                     Adobe Systems

VERITAS Software                        Mercury Interactive

CDW                                     Dell

eBay                                    eBay

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

SCIENCE & TECHNOLOGY FUND
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As of 12/31/04

S&P 500 Stock Index  $31,258

Lipper Science & Technology Funds Index  $23,079

Science & Technology Fund  $18,270




                   S&P 500             Lipper Science &            Science &
                  Stock Index       Technology Funds Index       Technology Fund

12/94              $ 10,000               $ 10,000                 $  10,000

12/95                13,758                 13,855                    15,553

12/96                16,917                 16,200                    17,766

12/97                22,561                 17,469                    18,070

12/98                29,008                 25,669                    25,723

12/99                35,112                 54,910                    51,701

12/00                31,915                 38,287                    34,024

12/01                28,122                 24,992                    20,011

12/02                21,907                 14,650                    11,890

12/03                28,190                 22,167                    17,983

12/04                31,258                 23,079                    18,270

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table on the next page.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                          Since
                                                                      Inception
Periods Ended 12/31/04              1 Year     5 Years    10 Years      3/31/00
--------------------------------------------------------------------------------

Science & Technology Fund            1.60%     -18.78%       6.21%           --

S&P 500 Stock Index                 10.88       -2.30       12.07            --

Lipper Science & Technology
Funds Index                          4.11      -15.92        8.72            --

Science & Technology Fund--
Advisor Class                        1.60          --          --        -21.48%

S&P 500 Stock Index                 10.88          --          --         -2.88

Lipper Science & Technology
Funds Index                          4.11          --          --        -20.07

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.
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T. ROWE PRICE SCIENCE & Technology Fund
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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FUND EXPENSE EXAMPLE (CONTINUED)
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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                              Beginning           Ending           Expenses Paid
                          Account Value    Account Value          During Period*
                                 7/1/04         12/31/04      7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                           $1,000        $1,016.00                   $5.02

Hypothetical (assumes 5%
return before expenses)           1,000         1,020.16                    5.03

Advisor Class

Actual                            1,000         1,015.40                    5.17

Hypothetical (assumes 5%
return before expenses)           1,000         1,020.01                    5.18

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.99%; the Advisor Class was 1.02%.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 18.80   $ 12.43  $  20.92   $ 35.57  $  63.71

Investment activities

  Net investment income (loss)    (0.03)    (0.11)    (0.14)    (0.18)    (0.29)

  Net realized and
  unrealized gain (loss)           0.33      6.48     (8.35)   (14.47)   (20.57)

  Total from
  investment activities            0.30      6.37     (8.49)   (14.65)   (20.86)

Distributions

  Net realized gain                   --        --        --        --    (7.28)

NET ASSET VALUE

End of period                   $ 19.10   $ 18.80  $  12.43   $ 20.92  $  35.57
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                      1.60%    51.25%  (40.58)%  (41.19)%  (34.19)%

Ratio of total expenses to
average net assets                 1.01%     1.09%     1.11%     1.00%     0.86%

Ratio of net investment
income (loss) to average
net assets                       (0.15)%   (0.73)%   (0.87)%   (0.73)%   (0.55)%

Portfolio turnover rate            54.5%     47.8%     60.8%    143.6%    134.1%

Net assets, end of period
(in millions)                   $  3,905  $  4,380 $  2,839   $ 5,209  $  8,892


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                                    Year                                 3/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 18.80   $ 12.42   $ 20.90   $ 35.54   $ 71.08

Investment activities

  Net investment income (loss)    (0.02)    (0.13)    (0.12)    (0.17)    (0.13)

  Net realized and
  unrealized gain (loss)           0.32      6.51     (8.36)   (14.47)   (28.13)

  Total from
  investment activities            0.30      6.38     (8.48)   (14.64)   (28.26)

Distributions

  Net realized gain                   --        --        --        --    (7.28)

NET ASSET VALUE

End of period                   $ 19.10   $ 18.80   $ 12.42   $ 20.90   $ 35.54
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                      1.60%    51.37%  (40.57)%  (41.19)%  (41.06)%

Ratio of total expenses to
average net assets                 1.03%     1.05%     1.08%     0.99%    1.09%+

Ratio of net investment
income (loss) to average
net assets                       (0.16)%   (0.69)%   (0.83)%   (0.71)%    0.80%+

Portfolio turnover rate            54.5%     47.8%     60.8%    143.6%   134.1%+

Net assets, end of period
(in thousands)                  $602,458  $656,154  $346,768  $554,665  $829,024

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS AND WARRANTS   96.5%

HARDWARE   12.0%

Enterprise Hardware   9.9%

Dell *                                                4,200,000          176,988

EMC *                                                 5,000,000           74,350

Hewlett-Packard                                       2,500,000           52,425

Lexmark International *                                 550,000           46,750

LG Electronics (KRW) *                                  400,000           24,768

QLogic *                                              1,900,000           69,787

                                                                         445,068

Supply Chain & Electronic Manufacturing   2.1%

CDW                                                     750,000           49,763

Flextronics *                                         3,250,000           44,915

                                                                          94,678

Total Hardware                                                           539,746

HEALTH CARE   1.5%

Biotechnology   0.8%

Cephalon *                                              300,000           15,264

MedImmune *                                             750,000           20,333

                                                                          35,597

Pharmaceuticals   0.7%

Forest Laboratories *                                   750,000           33,645

                                                                          33,645

Total Health Care                                                         69,242

IT SERVICES   8.0%

IT Services   4.1%

Accenture, Class A *                                  2,750,000           74,250

IBM                                                   1,100,000          108,438

                                                                         182,688

Processors   3.9%

Certegy                                               1,000,000           35,530

First Data                                            1,300,000           55,302

Fiserv *                                              1,250,000           50,237

Paychex                                               1,000,000           34,080

                                                                         175,149

Total IT Services                                                        357,837

MEDIA   8.3%

Cable & Satellites   0.5%

EchoStar Communications, Class A                        750,000           24,930

                                                                          24,930

Gaming   1.1%

International Game Technology                         1,400,000           48,132

                                                                          48,132

Internet   4.1%

eBay *                                                  375,000           43,605

IAC/InterActiveCorp *                                 2,000,000           55,240

Yahoo! *                                              2,250,000           84,780

                                                                         183,625

Media & Entertainment   2.6%

Time Warner *                                         2,750,000           53,460

Viacom, Class B                                       1,800,000           65,502

                                                                         118,962

Total Media                                                              375,649

SEMICONDUCTORS   23.5%

Analog Semiconductors   7.0%

Analog Devices                                        3,000,000          110,760

Intersil Holding, Class A                             2,500,000           41,850

Linear Technology                                       800,000           31,008

Maxim Integrated Products                             2,400,000          101,736

STMicroelectronics ADS                                1,500,000           28,980

                                                                         314,334

Digital Semiconductors   11.9%

Altera *                                              1,500,000           31,050

Intel                                                 7,750,000          181,273

Marvell Technology Group *                              500,000           17,735

Microchip Technology                                  2,400,000           63,984

Samsung Electronics (KRW)                               150,000           65,277

Taiwan Semiconductor Manufacturing,
Warrants, 8/16/05 *                                  20,000,000           38,938

Texas Instruments                                     2,300,000           56,626

Xilinx                                                2,800,000           83,020

                                                                         537,903

Semiconductor Capital Equipment   4.6%

Applied Materials *                                   4,000,000           68,400

ASML Holding ADS *                                    1,000,000           15,910

KLA-Tencor *                                          1,200,000           55,896

Novellus Systems *                                    2,400,000           66,936

                                                                         207,142

Total Semiconductors                                                   1,059,379

SOFTWARE   26.8%

Applications Software   4.8%

Adobe Systems                                           350,000           21,959

Cognos *                                                700,000           30,842

Informatica *                                         2,200,000           17,864

SAP (EUR)                                               300,000           53,363

SAP ADR                                               1,400,000           61,894

Siebel Systems *                                      3,000,000           31,500

                                                                         217,422

Consumer Software   1.0%

Intuit *                                              1,000,000           44,010

                                                                          44,010

Infrastructure Software   12.2%

Citrix Systems *                                      1,850,000           45,380

Microsoft                                            10,500,000          280,455

Oracle *                                              9,500,000          130,340

Red Hat *                                             7,000,000           93,450

                                                                         549,625

Systems Software   6.4%

McAfee *                                              1,000,000           28,930

Mercury Interactive *                                 2,750,000          125,263

Symantec *                                            1,250,000           32,200

VeriSign *                                            1,350,000           45,252

VERITAS Software *                                    2,000,000           57,100

                                                                         288,745

Technical Software   2.4%

Cadence Design Systems *                              5,500,000           75,955

Synopsys *                                            1,700,000           33,354

                                                                         109,309

Total Software                                                         1,209,111


TELECOM EQUIPMENT   11.0%

Wireless Equipment   2.3%

Nokia ADR                                             3,000,000           47,010

QUALCOMM                                              1,350,000           57,240

                                                                         104,250

Wireline Equipment   8.7%

Cisco Systems *                                      12,500,000          241,250

Corning *                                             6,500,000           76,505

Juniper Networks *                                    1,750,000           47,582

Nortel Networks *                                     8,000,000           27,920

                                                                         393,257

Total Telecom Equipment                                                  497,507

TELECOM SERVICES   0.9%

Wireless - Domestic   0.8%

Crown Castle International *                            750,000           12,480

Nextel Communications, Class A *                        750,000           22,500

                                                                          34,980

Wireline- International   0.1%

Telus (CAD)                                             162,100            4,880

                                                                           4,880

Total Telecom Services                                                    39,860

Total Miscellaneous Common Stocks  4.5% (s.)                             200,463


Total Common Stocks and Warrants (Cost  $4,479,964)                    4,348,794


SHORT-TERM INVESTMENTS   3.5%

Money Market Fund   3.5%

T. Rowe Price Government Reserve Investment Fund

1.85% !#                                            158,401,485          158,401


Total Short-Term Investments (Cost  $158,401)                            158,401

Total Investments in Securities

100.0% of Net Assets (Cost $4,638,365)                                $4,507,195
                                                                      ----------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

(s.) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

!    Affiliated company -- See Note 4.

ADR  American Depository Receipts

ADS  American Depository Shares

CAD  Canadian dollar

EUR  Euro

KRW  South Korean won

The accompanying notes are an integral part of these financial statements.

 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $158,401)                          $       158,401

  Non-affiliated companies (cost $4,479,964)                          4,348,794

  Total investments in securities                                     4,507,195

Other assets                                                             24,296

Total assets                                                          4,531,491

Liabilities

Total liabilities                                                        24,453

NET ASSETS                                                      $     4,507,038
                                                                ---------------
Net Assets Consist of:

Undistributed net realized gain (loss)                          $    (5,767,754)

Net unrealized gain (loss)                                             (131,168)

Paid-in-capital applicable to 235,956,869 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      10,405,960

NET ASSETS                                                      $     4,507,038
                                                                ---------------

NET ASSET VALUE PER SHARE

Investor Class
($3,904,579,661/204,418,182 shares outstanding)                 $         19.10
                                                                ---------------
Advisor Class
($602,458,035/31,538,687 shares outstanding)                    $         19.10
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $        39,428

  Securities lending                                                         87

  Total income                                                           39,515

Expenses

  Investment management                                                  30,509

  Shareholder servicing

    Investor Class                                                       12,770

    Advisor Class                                                           613

  Rule 12b-1 fees -- Advisor Class                                        1,522

  Prospectus and shareholder reports

    Investor Class                                                          374

    Advisor Class                                                             5

  Custody and accounting                                                    288

  Legal and audit                                                           150

  Registration                                                               66

  Directors                                                                  14

  Miscellaneous                                                              61

  Total expenses                                                         46,372

Net investment income (loss)                                             (6,857)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            500,381

  Foreign currency transactions                                            (218)

  Net realized gain (loss)                                              500,163

Change in net unrealized gain (loss)

  Securities                                                           (448,543)

  Other assets and liabilities
  denominated in foreign currencies                                           2

  Change in net unrealized gain (loss)                                 (448,541)

Net realized and unrealized gain (loss)                                  51,622

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        44,765
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                           Year
                                                          Ended
                                                       12/31/04         12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $     (6,857)    $    (29,507)

  Net realized gain (loss)                             500,163          (42,740)

  Change in net unrealized gain (loss)                (448,541)       1,760,368

  Increase (decrease) in net assets
  from operations                                       44,765        1,688,121

Capital share transactions *

  Shares sold

    Investor Class                                     581,659        1,012,841

    Advisor Class                                       34,672          146,751

  Shares redeemed

    Investor Class                                  (1,094,377)        (952,995)

    Advisor Class                                      (95,664)         (44,822)

  Increase (decrease) in net assets from
  capital share transactions                          (573,710)         161,775

Net Assets

Increase (decrease) during period                     (528,945)       1,849,896

Beginning of period                                  5,035,983        3,186,087

End of period                                     $  4,507,038     $  5,035,983
                                                  ------------     ------------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold

    Investor Class                                      31,904           66,882

    Advisor Class                                        1,912            9,847

  Shares redeemed

    Investor Class                                     (60,494)         (62,360)

    Advisor Class                                       (5,270)          (2,862)

  Increase (decrease) in shares outstanding            (31,948)          11,507

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and Science & Technology Fund--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $407,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $24,948,000, represents 63% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,468,792,000 and $3,134,246,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                      $      404,941,000

Unrealized depreciation                                            (536,277,000)

Net unrealized appreciation (depreciation)                         (131,336,000)

Capital loss carryforwards                                       (5,767,586,000)

Paid-in capital                                                  10,405,960,000

Net assets                                                   $    4,507,038,000
                                                             ------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $500,381,000 of capital loss carryforwards. As of December 31, 2004, the fund had $3,733,946 of capital loss carryforwards that expire in 2009, $1,904,219,000 that expire in 2010, and $129,421,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                          $         6,857,000

Undistributed net realized gain                                           62,000

Paid-in capital                                                      (6,919,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $4,638,533,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $2,547,000.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. Through April 30, 2008, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $93,000 for Price Associates, $5,753,000 for T. Rowe Price Services, Inc., and $3,657,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $1,075,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $31,000 for shareholder servicing costs related to the college savings plans, of which $23,000 was for services provided by Price. At December 31, 2004, approximately 0.3% of the outstanding Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $891,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $158,401,000 and $68,824,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 61,856 shares of the Investor Class, representing less than 1% of the fund's net assets.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price           Principal Occupation(s) During Past 5 Years
Portfolios Overseen]               and Directorships of Other Public Companies

John H. Laporte, CFA               Vice President, T. Rowe Price and T. Rowe
(1945)                             Price Group, Inc.
1988
[15]

James S. Riepe                     Director and Vice President, T. Rowe Price;
(1943)                             Vice Chairman of the Board, Director, and
1987                               Vice President, T. Rowe Price Group, Inc.;
[112]                              Chairman of the Board and Director, T. Rowe
                                   Price Global Asset Management Limited,
                                   T. Rowe Price Global Investment Services
                                   Limited, T. Rowe Price Investment Services,
                                   Inc., T. Rowe Price Retirement Plan Services,
                                   Inc., and T. Rowe Price Services, Inc.;
                                   Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust
                                   Company; Director, T. Rowe Price
                                   International, Inc.; Chairman of the Board,
                                   Science & Technology Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                     Principal Occupation(s)

Kennard W. Allen (1977)                      Vice President, T. Rowe Price;
Vice President, Science & Technology Fund    formerly Equity Research Intern,
                                             Tonge Investment Advisors (2000);
                                             student, Colby College (to 2000)

Stephen V. Booth, CPA (1961)                 Vice President, T. Rowe Price,
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc., and
                                             T. Rowe Price Trust Company

Joseph A. Carrier (1960)                     Vice President, T. Rowe Price,
Treasurer, Science & Technology Fund         T. Rowe Price Group, Inc., T. Rowe
                                             Price Investment Services, Inc.,
                                             and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)                 Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

David J. Eiswert, CFA (1972)                 Employee, T. Rowe Price; formerly
Vice President, Science & Technology Fund    Analyst, Mellon Growth Advisors and
                                             Fidelity Management and Research
                                             (to 2003)

Roger L. Fiery III, CPA (1959)               Vice President, T. Rowe Price,
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc., T. Rowe
                                             Price International, Inc., and
                                             T. Rowe Price Trust Company

Robert N. Gensler (1957)                     Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc.

John R. Gilner (1961)                        Chief Compliance Officer and Vice
Chief Compliance Officer,                    President, T. Rowe Price; Vice
  Science & Technology Fund                  President, T. Rowe Price Investment
                                             Services, Inc., and T. Rowe Price
                                             Group, Inc.

Gregory S. Golczewski (1966)                 Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Trust Company

Jill L. Hauser (1958)                        Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)                      Director and Vice President,
Vice President, Science & Technology Fund    T. Rowe Price Investment Services,
                                             Inc., T. Rowe Price Services, Inc.,
                                             and T. Rowe Price Trust Company;
                                             Vice President, T. Rowe Price,
                                             T. Rowe Price Group, Inc., T. Rowe
                                             Price International, Inc., and
                                             T. Rowe Price Retirement Plan
                                             Services, Inc.

Patricia B. Lippert (1953)                   Assistant Vice President, T. Rowe
Secretary, Science & Technology Fund         Price and T. Rowe Price Investment
                                             Services, Inc.

Anh Lu (1968)                                Vice President, T. Rowe Price
Vice President, Science & Technology Fund    Group, Inc., and T. Rowe Price
                                             International, Inc.; formerly
                                             Business Development Manager,
                                             Microsoft (to 2000);Vice President,
                                             Salomon Smith Barney Hong Kong
                                             (to 2001)

D. James Prey III (1959)                     Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Jeffrey Rottinghaus, CPA (1970)              Vice President, T. Rowe Price and
Vice President, Science & Technology Fund    T. Rowe Price Group, Inc.; formerly
                                             student, the Wharton School,
                                             University of Pennsylvania
                                             (to 2001)

Michael F. Sola, CFA (1969)                  Vice President, T. Rowe Price and
President, Science & Technology Fund         T. Rowe Price Group, Inc.

Julie L. Waples (1970)                       Vice President, T. Rowe Price
Vice President, Science & Technology Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $15,929               $18,187
     Audit-Related Fees                       2,190                 1,084
     Tax Fees                                 6,440                 4,723
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005